UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 6, 2020
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on May 6, 2020.

(b)
The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, against or withheld, abstentions and broker non-votes for each matter are set forth below:

1.	The nine director nominees named in the Company's proxy statement were elected with the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
William E. Albrecht	11,803,825	1,709,808	107,991	21,758,542
Justin A. Gannon	12,983,900	524,683	113,041	21,758,542
Harry T. McMahon	13,052,767	451,102	117,755	21,758,542
Richard W. Moncrief	13,012,121	488,614	120,889	21,758,542
Avedick B. Poladian	12,862,461	644,288	114,875	21,758,542
Anita M. Powers	12,924,399	580,694	116,531	21,758,542
Laurie A. Siegel	12,970,374	538,449	112,801	21,758,542
Robert V. Sinnott	12,861,761	642,618	117,245	21,758,542
Todd A. Stevens	13,052,027	434,258	135,339	21,758,542

2.
The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved. The proposal received 33,985,789 votes for; 1,203,582 votes against; and 190,795 abstentions.

3.	The advisory vote to approve named executive officer compensation was approved. The proposal received 12,512,662 votes for; 940,507 votes against; and 168,455 abstentions.
Item 8.01    Other Events.
Filing of Form 10-Q
The Company is relying on the Securities and Exchange Commission’s Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465), to delay the filing of its Form 10-Q for the three months ended March 31, 2020 (the “Quarterly Report”).
The Company is unable to meet the filing deadline for its Quarterly Report due to circumstances related to the COVID-19 pandemic and its impact on its business and operations. On March 19, 2020, the Governor of California issued Executive Order N-33-20 mandating that individuals living in the State of California stay at home subject to certain exceptions.  As a result, the Company’s management team and substantially all of its office personnel, including its finance and accounting teams, have been working remotely for over 8 weeks. In addition, on April 6, 2020, the Company implemented reduced work hours for nearly all of its office employees. These reductions were made in an effort to preserve liquidity after the further deterioration of commodity prices following the outbreak of the coronavirus pandemic. These actions have resulted in delays in the preparation, review and completion of its financial statements for the quarter ended March 31, 2020 and affected the timely completion of its required internal controls over financial reporting. The Company expects to file its Quarterly Report in mid-June. The COVID-19 pandemic has and will likely continue to affect the Company’s business in adverse ways. In the upcoming Quarterly Report, the Company intends to update one or more risk factors (including the risk factor contained below) to include the risks the Company can foresee associated with COVID-19. The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2019, with the following risk factor:
The COVID-19 pandemic has caused crude oil prices to decline significantly in 2020, which has materially and adversely affected the Company’s business, results of operation, financial condition and liquidity.
The COVID-19 pandemic has adversely affected the global economy, and has resulted in, among other things, travel restrictions, business closures and the institution of quarantining and other mandated and self-imposed restrictions on movement. As a result, there has been an unprecedented reduction in demand for crude oil. In March 2020, crude oil prices declined significantly as a result of market concerns about the economic impact from the coronavirus pandemic, restrictions and other measures implemented in response to the pandemic as well as certain actions of Russia, Saudi Arabia and other foreign oil producers. In April 2020, oil prices continued to decline precipitously reaching negative prices for spot WTI crude. The severity, magnitude and duration of current or future COVID-19 outbreaks, the extent of actions that have been or may be taken to contain or treat its impact, and the impact on the economy generally and oil prices in particular, is uncertain, rapidly changing and hard to predict. The current futures forward curve for Brent crude indicates that prices may continue at relatively lower prices for an extended period of time. As a result, the Company reduced its operating expenses and planned capital expenditures to those necessary to maintain mechanical integrity of its facilities to operate them in a safe and environmentally responsible manner. In addition, as of May 11, 2020, the Company had shut in approximately 5,000 barrels of oil equivalent per day in production. These recent operational decisions will negatively impact the Company’s production levels in future quarters which, combined with expected lower commodity prices, would materially adversely affect our operating cash flows and may materially and adversely affect the quantity of estimated proved reserves that may be attributed to our properties. Our operations also may be adversely affected if significant portions of our workforce are unable to work effectively, including because of illness, quarantines, government actions, or other restrictions in connection with the pandemic. In addition, the Company is exposed to changes in commodity prices which have been and will likely remain volatile and depressed for the foreseeable future. The foregoing will require the Company to record an impairment charge against the value of its assets, which could be material, and have placed significant pressure on the Company’s liquidity and financial condition.
As previously disclosed, the Company is continuing to pursue the restructuring of its balance sheet. In the event the Company is not successful in restructuring its balance sheet, there is substantial doubt about the Company’s ability to continue as a going concern.
Withdrawal of Guidance
The Company is withdrawing previously issued guidance for all periods after March 31, 2020 due to the high level of economic uncertainty and disruption in commodity prices as well as the COVID-19 pandemic.
Cautionary Note Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the actions the Company may take to address liquidity and balance sheet issues, the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in this report above and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Executive Vice President, Finance

DATED: May 11, 2020